UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016 (October 28, 2016)

VAPE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5304 Derry Ave., Suite C

Agoura Hills, CA 91301

 (Address of principal executive office)

1-877-827-3959

(Registrant's telephone number, including area code)

N/A

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In the end of October and beginning of November 2016, the Board of Directors (the “Board”) of Vape Holdings, Inc., a Delaware corporation (the “Company”), closed the transactions described below with Typenex Co-Investment, LLC (“Typenex”) and GHS Investments, LLC (“GHS”).

Securities Purchase Agreement with Typenex Co-Investment, LLC

On November 1, 2016, the Company closed a Securities Purchase Agreement (the “Typenex Agreement”) with Typenex. All capitalized terms used herein, if not otherwise defined, will be as defined in the Typenex Agreement, attached hereto as Exhibit 10.1.

Pursuant to the Typenex Agreement, Typenex purchased a Convertible Promissory Note from the Company in the original principal amount of up to $1,413,000.00 (the “Typenex Note”), at an interest rate of ten percent (10%) per annum. The Typenex Note is attached hereto as Exhibit 10.2. The Typenex Note is unsecured. The principal of the Typenex Note included an original issue discount of $128,000 and a transaction fee of $5,000.

The investment from Typenex is scheduled to occur in a series of sixteen (16) tranches, represented each by a separate Secured Investor Promissory Note (the “Tranche Notes”) in varying amounts as more particularly described in Exhibit 10.1 hereto. The first Tranche Note of $40,000 is memorialized in Secured Promissory Note #1 attached hereto as Exhibit 10.3, the funding of which occurred on or immediately after the execution of the Typenex Agreement. Each Tranche Note will be in a form identical in substance to Exhibit 10.3, however, each shall be different in amount.

Each Tranche Note, or any part of it, is convertible into fully paid and non-assessable $0.00001 par value common stock of the Company. The Conversion Price is as described in the Typenex Agreement and is based on at least a 45% discount to the trading price of the Company’s common stock.

As a part of the Typenex Agreement, the Company agreed to use its best efforts to cause its authorized but unissued stock to be increased in order for the Company to create a reserve sufficient to meet its conversion obligations under the Typenex Note.

There is no guarantee that Typenex will fund the remainder of the Typenex Note and in fact it is within Typenex’s sole and absolute discretion whether it ultimately funds Tranche Notes #2- #12. However, in order to secure Typenex’s performance of its obligations under the Typenex Note, as well as any subsequent Tranche Notes, Typenex agreed to pledge a 40% membership interest in Typenex Medical, LLC, an Illinois limited liability company. The aforementioned pledge is memorialized in the Membership Pledge Agreement attached hereto as Exhibit 10.4. Should Typenex decide it won’t fund the remainder of the Tranche Notes, the Company’s operating results will suffer and its ability to remain a going concern will be jeopardized.

Securities Purchase Agreement with GHS Investments, LLC

On October 28, 2016, the Company closed a Securities Purchase Agreement (the “GHS Purchase Agreement”) with GHS. The GHS Purchase Agreement is attached hereto as Exhibit 10.5 and incorporated herein by this reference.

Pursuant to the GHS Purchase Agreement, GHS agreed to purchase and the Company agreed to sell up to $1,105,000.00 of convertible securities, in the form of a Convertible Promissory Note (the “GHS Note”), at an interest rate of ten percent (10%) per annum. The GHS Note is attached hereto as Exhibit 10.6 and is incorporated herein by this reference. The GHS Note included a ten percent (10%) original issuance discount (i.e., $100,000.00) and a $5,000 initial transaction fee, as defined in the GHS Purchase Agreement. Upon the closing of the GHS Purchase Agreement, GHS funded $40,000 to the Company (the “Initial Tranche”). Within 15 days of certain conditions being met, an additional $40,000 shall be disbursed by GHS to the Company, in its sole discretion (“Second Tranche”). Within 30 days from the Second Tranche’s issuance, so long as there are no defaults under the GHS Note, GHS in its discretion may fund an additional $50,000 to the Company every 30 days (“Subsequent Tranches”) until $1,000,000 has been funded to the Company.

The principal sum and corresponding interest due to GHS shall be prorated based on the consideration actually paid by GHS to the Company in accordance with the GHS Purchase Agreement.

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Each GHS Note, or any part of it, is convertible into fully paid and non-assessable $0.00001 par value common stock of the Company. The Conversion Price is as described in the GHS Purchase Agreement and is based on at least a 45% discount to the trading price of the Company’s common stock.

As a part of the GHS Purchase Agreement, the Company agreed to use its best efforts to cause its authorized but unissued stock to be increased in order for the Company to create a reserve sufficient to meet its conversion obligations.

There is no guarantee that GHS will fund the remainder of the Subsequent Tranches and in fact it is within GHS’s sole and absolute discretion whether it ultimately funds the Subsequent Tranches. Should GHS decide it won’t fund the Subsequent Tranches, the Company’s operating results will suffer and its ability to remain a going concern will be jeopardized.

The foregoing descriptions of the Typenex transaction documents as well as the GHS transaction documents are qualified in their entirety by reference to the full text of the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.6 and incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 10, 2015, the Company entered into a Secured Series B Preferred Stock Convertible Promissory Note in the principal amount of $50,000 (“Series B Note”) with HIVE Ceramics, LLC (the “Holder”). The Series B Note carried an interest rate of 8.0%. The Series B Note was due and payable by the Company on December 10, 2016 (the “Maturity Date”). The Series B Note was convertible into shares of the Company’s Series B Preferred Stock at the option of Holder. The indebtedness represented by the Series B Note was secured by all the Company’s assets. The Series B Note is attached hereto as Exhibit 10.7 and incorporated herein by this reference.

Also on December 10, 2015, the Company entered into an Amended and Restated Secured Series B Preferred Stock Convertible Promissory Note in the principal amount of $250,000 (“Amended Note”) with the Holder. The Amended Note amended, restated, modified and superseded that $250,000 Promissory Note, dated March 27, 2014, entered into by and between the Company and Holder, which note had a principal of $250,000 and a maturity date of February 27, 2016. The Amended Note carried an interest rate of 8.0%. The Amended Note was due and payable by the Company on December 10, 2016 (the “Maturity Date”). The Amended Note was convertible into shares of the Company’s Series B Preferred Stock at the option of Holder. The indebtedness represented by the Amended Note was secured by all the Company’s assets. The Amended Note is attached hereto as Exhibit 10.8 and incorporated herein by this reference.

The Company failed to pay the Series B Note and the Amended Note on the Maturity Date (December 10, 2016). On December 15, 2016, the Company received a Notice of Default from counsel for Holder. Holder’s counsel demanded that all amounts owed under the Series B Note and the Amended Note be paid no later than December 20, 2016. The Company was unable to pay the demanded amounts by December 20, 2016. The Company believes that the Holder intends to execute on the security for the Series B Note and the Amended Note, namely, all of the assets of the Company. The Company is attempting to negotiate a resolution that does not include seizure of the Company’s assets however there is no guarantee that the Company will be able to work out a satisfactory resolution that does not include seizure of the Company’s assets.

Item 3.02.	Unregistered Sales of Equity Securities.

See the disclosures made in Item 1.01, which are incorporated herein by reference. All securities issued in the GHS and Typenex transactions were issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The Transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

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Item 8.01.	Other Events.

On or about December 1, 2016, the Company learned that LG Capital Funding, LLC (“LG Capital”), a plaintiff in a lawsuit pending in New York against the Company (Case 1:16-cv-02217-CBA-LB), obtained a judgment in the amount of $151,000. On or about December 10, 2016, the Company learned that LG Capital had placed a judgment lien on the Company’s operating account. The effect of the lien was that the Company’s operating account was frozen for an amount twice the judgment, or approximately $300,000. As of the date is Report on Form 8-K, the Company has been unable to release the lien. The Company is in negotiations with LG Capital in an attempt to resolve the judgment and release the lien on its bank account. There is no guarantee that the Company will be successful in reaching a resolution with LG Capital and/or causing the lien to be released. If the Company and LG Capital are unsuccessful in reaching a resolution, the Company’s operating results and operations will be materially adversely impacted.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement dated November 1, 2016, entered into by and between Vape Holdings, Inc. and Typenex Co- Investment, LLC

10.2	Convertible Promissory Note dated November 1, 2016, entered into by and between Vape Holdings, Inc. and Typenex Co- Investment, LLC

10.3	Secured Investor Note #1 dated November 1, 2016, entered into by and between Vape Holdings, Inc. and Typenex Co- Investment, LLC

10.4	Membership Interest Pledge Agreement dated November 1, 2016, entered into by and between Vape Holdings, Inc. and Typenex Co- Investment, LLC

10.5	Securities Purchase Agreement dated October 28, 2016, entered into by and between Vape Holdings, Inc. and GHS Investments, LLC

10.6	Convertible Promissory Note dated October 28, 2016, entered into by and between Vape Holdings, Inc. and GHS Investments, LLC

10.7	Secured Series B Preferred Stock Convertible Promissory Note between Vape Holdings, Inc. and HIVE Ceramics, LLC, in the Amount of $50,000

10.8	Secured Amended and Restated Series B Preferred Stock Convertible Promissory Note between Vape Holdings, Inc. and HIVE Ceramics, LLC, in the amount of $250,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPE HOLDINGS, INC.

Dated: December 22, 2016	By:	/s/ Ben Beaulieu
Ben Beaulieu
Duly Authorized Officer, Chief Operations Officer

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